                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4049

                              SCUDDER INCOME TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder GNMA Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder GNMA Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/04
Scudder GNMA Fund	1-Year	3-Year	5-Year	10-Year
Class AARP	3.38%	4.27%	6.15%	6.35%
Class S	3.31%	4.25%	6.15%	6.35%
Lehman Brothers GNMA Index+	4.16%	4.91%	6.84%	7.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/04	$ 15.15	$ 15.14
9/30/03	$ 15.26	$ 15.26
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .61	$ .61
September Income Dividend	$ .0570	$ .0570
SEC 30-day Yield* as of 9/30/04	3.65%	3.49%
Current Annualized Distribution Rate* as of 9/30/04	4.51%	4.52%

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class AARP Lipper Rankings - GNMA Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	14	of	67	21
3-Year	22	of	60	37
5-Year	22	of	49	44
10-Year	22	of	30	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund - Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,338	$11,337	$13,479	$18,505
	Average annual total return	3.38%	4.27%	6.15%	6.35%
Class S	Growth of $10,000	$10,331	$11,330	$13,479	$18,506
	Average annual total return	3.31%	4.25%	6.15%	6.35%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,416	$11,547	$13,920	$20,573
	Average annual total return	4.16%	4.91%	6.84%	7.48%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each class limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class AARP	Class S
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,014.40	$ 1,014.40
Expenses Paid per $1,000*	$ 2.82	$ 3.32
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,022.27	$ 1,021.77
Expenses Paid per $1,000*	$ 2.83	$ 3.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class AARP	Class S
Scudder GNMA Fund	.56%	.66%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder GNMA Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the fund.

• Joined Deutsche Asset Management in 1996 after five years as a fixed-income analyst at Fidelity Investments.

• Portfolio manager for structured and quantitatively based active investment grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates.

• Heads the Fixed Income Enhanced Strategies & Mutual Funds Team: New York.

• MBA, Yale University.

• Joined the fund in 2002.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Lead Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio manager and Head of the Rates Sector Specialty Fixed Income Team: New York.

• Joined the fund in 2002.

In the following interview, portfolio managers William Chepolis and Sean McCaffrey discuss market conditions and their investment strategy during the fund's most recent fiscal year ended September 30, 2004.

Q: How would you describe the investing environment for mortgage securities during Scudder GNMA Fund's most recent fiscal year?

A: At the end of 2003 and into early 2004, we began to see signs of renewed growth from US manufacturers along with increasing consumer confidence. The pickup in the US economy was caused in part by the implementation of the government's tax cuts and by the Federal Reserve's policy of keeping interest rates low to stimulate business activity. These strong economic figures were offset by the continued weakness in the labor markets. This period of mixed economic signals benefited the mortgage market, as interest rates remained relatively stable and fewer homeowners refinanced their mortgages.

In the second quarter, job growth accelerated, and 1.2 million new jobs were created. This apparent strength in the economy caused interest rates to rise. The Federal Reserve used this strong jobs data as an opportunity to ready the markets for "measured" interest rate increases in order to curtail any surge in inflation that might accompany renewed growth. Indeed, on June 30, the Federal Reserve raised short-term interest rates by one quarter of a percentage point, their first change in rates since June 2003. In the third quarter of 2004, worries over a possible increase in inflation resurfaced, as oil and other commodities continued to rise in price. Increases in the price of oil - ticking up from $23 to $50 per barrel over the course of the fiscal period - were caused by rising worldwide consumption, sporadic supply disruptions and some concern over the adequacy and steady replacement of the world's oil reserves.

Within the mortgage market, we continued to monitor refinancing activity closely as this is a good proxy for prepayment risk exposure in the fund.1 For much of 2003, the refinancing index, or the number of mortgage refinance applications being filed week to week, remained fairly high. At the end of last year, following a modest increase in interest rates, the index declined significantly, and remained at a modest level through most of the first nine months of 2004. This indicated a fairly low level of prepayment activity for mortgage holders, which was one of the reasons we invested in full-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages).2

1 Prepayment risk - In return for yields that historically have averaged one and one quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance
2 Coupon - the interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the 12 months ended September 30, 2004, the fund's Class S shares posted a 3.31% total return, compared with the 4.16% return of its benchmark, the Lehman Brothers GNMA Index (please see page 3 for the performance of other share classes). The fund's return outperformed the 2.82% return of its average peer in the Lipper GNMA Funds category.3 At the close of the 12-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 2.79 years, compared with 2.80 years for the Lehman Brothers GNMA Index.4,5

3 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities.
4 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 Duration - a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates, and fall by 5% for a one-percentage-point rise in interest rates.
6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: Will you explain how you manage the fund?

A: We strive to provide relatively high current income and stability of principal as well as limited volatility relative to the Lehman GNMA Index. Initially, we focus on the fund's allocation between GNMAs and Treasury securities - both of which are backed by the full faith and credit of the US government.6 For our mortgage-backed securities allocation, we conduct an extensive analysis of prepayment expectations of individual GNMA securities. Mortgage characteristics that we constantly evaluate are: loan age, loan size, geographic concentrations and mortgage pool originator. We believe that this approach can help to control the fund's prepayment risk and maintain higher dividends. Because we do not believe we can consistently and profitably predict the direction of interest rates, we do not try to choose securities based on their duration. Rather, our investment among GNMA and US Treasury securities is based on the allocation that we believe will provide the best value for the fund. We currently have a fairly high allocation - approximately 97% of net assets - in GNMA securities, reflecting our belief that GNMAs continue to offer attractive yields.

Q: What were the fund's primary strategies during the period?

A: We seek to provide shareholders with a high level of income dividends and relatively stable returns compared with the benchmark. In pursuing these goals, we focus almost exclusively on seeking superior issue selection and take very little interest rate risk versus the benchmark.

In the current low-interest-rate environment, we have focused on issues that will maintain their yield in a wide variety of interest rate scenarios. Our specific strategy over the past year has been to purchase GNMA mortgages with specifically defined geographic characteristics and smaller loan sizes. For example, New York State taxes homeowners when they refinance their mortgages. This tax has the effect of making New York loans less susceptible to refinancing. Also, people with smaller loans are less likely to refinance than people with larger loans. Selecting mortgage pools that include more homeowners who are less likely to refinance their mortgages helps the portfolio maintain a higher yield. We launched this strategy in October 2003. Our security selection in this sector of the market has helped performance in terms of price appreciation and a higher yield. We will continue to hold these issues until market valuations become excessive, or the interest rate environment changes to the point that we will be rewarded for increasing the overall prepayment sensitivity of the portfolio.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q: What detracted from performance during the period?

A: Low interest rates and a higher level of refinancing led to underperformance relative to the benchmark in the early months of 2004. The income focus of the fund can detract from performance during rapid declines in rates. In general, though, we had a good year relative to our peers and managed to increase the monthly dividends during the period.

Q: How do you assess the economic environment for mortgage securities at present?

A: Following the close of the fund's annual period, on October 8, the government reported the addition of 96,000 jobs in September, less than the consensus forecast. Continuing job growth, though coming at a slower rate than in the second quarter, seems to show that the Federal Reserve's "measured" approach to reviving the economy without reigniting inflation is working relatively well. Despite a spike in oil prices, the Consumer Price Index has remained fairly stable. In light of this relative stability and predictability for prices and interest rate levels, we view the current environment as positive for mortgages. We are hopeful that inflation will remain quiescent, and that the Fed will be able to maintain its measured approach to raising interest rates over the next 12 to 24 months.

We believe that Scudder GNMA Fund remains a possible option for investors seeking high current income and less downside risk than other GNMA funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Sector Diversification*	9/30/04	9/30/03

Government National Mortgage Association	97%	95%
US Treasury Obligations	3%	3%
Cash Equivalents, net	-	2%
	100%	100%

GNMA Coupons**	9/30/04	9/30/03

4.5%-6.0%	72%	47%
6.5%-7.0%	22%	41%
7.5%-8.0%	5%	11%
Greater than 8.0%	1%	1%
	100%	100%

Effective Maturity**	9/30/04	9/30/03

Less than 5 years	52%	66%
5-8 years	41%	29%
Greater than 8 years	7%	5%
	100%	100%

* Excludes Cash Equivalents and Securities Lending Collateral
** Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Principal Amount ($)	Value ($)

Government National Mortgage Association 96.7%
Government National Mortgage Association:
4.5% with various maturities from 1/15/2017 until 8/15/2018	27,140,601	27,257,272
5.0% with various maturities from 2/15/2018 until 6/20/2034 (c)	601,143,731	599,972,983
5.5% with various maturities from 6/20/2019 until 9/15/2034 (d)	1,093,963,551	1,113,682,220
6.0% with various maturities from 4/15/2016 until 8/20/2034 (d)	734,758,090	761,990,290
6.5% with various maturities from 12/15/2007 until 8/15/2034 (d)	482,605,654	509,450,049
7.0% with various maturities from 4/15/2008 until 6/15/2033	242,738,303	258,779,418
7.5% with various maturities from 12/15/2006 until 10/15/2032	122,490,286	131,952,896
8.0% with various maturities from 4/15/2008 until 9/15/2032	39,799,798	43,451,809
8.5% with various maturities from 11/15/2005 until 2/15/2031	2,427,242	2,673,252
9.0% with various maturities from 5/15/2009 until 8/15/2030	4,782,051	5,353,160
10.5% with various maturities from 10/20/2016 until 1/20/2021	1,206,810	1,364,591
11.5% with various maturities from 10/15/2010 until 2/15/2016	282,800	321,181
12.0% with various maturities from 12/15/2012 until 7/15/2015	755,654	866,897
12.5% with various maturities from 5/15/2010 until 8/15/2015	622,976	715,822
13.0% with various maturities from 3/15/2011 until 7/15/2015	95,486	110,596
13.5% with various maturities from 11/15/2012 until 10/15/2014	113,668	132,526
14.0% with various maturities from 7/15/2011 until 12/15/2014	67,413	78,781
14.5%, 10/15/2014	49,217	58,200
15.0% with various maturities from 7/15/2011 until 10/15/2012	36,468	42,863
16.0%, 2/15/2012	27,130	32,193
Total Government National Mortgage Association (Cost $3,431,626,450)		3,458,286,999

Collateralized Mortgage Obligations 0.2%
Government National Mortgage Association (Interest Only):
"IM", Series 2004-4, 5.0%, 7/16/2026	23,379,200	2,361,210
"KI", Series 2004-19, 5.0%, 10/16/2027	27,721,564	3,077,590
Total Collateralized Mortgage Obligations (Cost $5,622,132)		5,438,800

US Treasury Obligations 2.8%
US Treasury Bill, 1.338%*, 10/21/2004 (e)	1,030,000	1,029,248
US Treasury Note:
3.375%, 9/15/2009 (e)	4,000,000	4,000,780
4.25%, 8/15/2014 (e)	93,000,000	93,973,617
Total US Treasury Obligations (Cost $99,398,673)		99,003,645

	Shares	Value ($)

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 1.76% (f) (g) (Cost $122,467,500)	122,467,500	122,467,500

Cash Equivalents 16.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $574,259,947)	574,259,947	574,259,947

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,233,374,702) (a)	119.1	4,259,456,891
Other Assets and Liabilities, Net	(19.1)	(682,175,893)
Net Assets	100.0	3,577,280,998

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $4,230,528,018. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $28,928,873. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,088,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,159,790.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.
(d) Mortgage dollar rolls included.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $98,054,339, which is 2.7% of total net assets.
(f) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
US Treasury 10 Year Note	12/20/2004	100	11,342,592	11,262,500	(80,092)
Total net unrealized depreciation on open future contracts					(80,092)

At September 30, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation/ (Depreciation) ($)
US Treasury 5 Year Note	12/20/2004	800	88,046,318	88,600,000	(553,682)
US Treasury 2 Year Note	12/30/2004	345	72,885,189	72,875,860	9,329
Total net unrealized depreciation on open future contracts					(544,353)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $3,536,647,255) - including $98,054,339 of securities loaned	$ 3,562,729,444
Investment in Scudder Cash Management QP Trust, (cost $574,259,947)	574,259,947
Investment in Daily Assets Fund Institutional (cost $122,467,500)*	122,467,500
Total investments in securities, at value (cost $4,233,374,702)	4,259,456,891
Cash	10,000
Receivable for investments sold	61,440,458
Interest receivable	16,086,200
Receivable for Fund shares sold	404,046
Total assets	4,337,397,595
Liabilities
Payable for investments purchased	64,204,642
Payable for when-issued and forward delivery securities	239,955,171
Payable for investments purchased - mortgage dollar rolls	327,336,836
Payable upon return of securities loaned	122,467,500
Deferred mortgage dollar roll income	561,851
Payable for daily variation margin on open futures contracts	47,968
Payable for Fund shares redeemed	2,449,836
Accrued management fee	1,164,509
Other accrued expenses and payables	1,928,284
Total liabilities	760,116,597
Net assets, at value	$ 3,577,280,998
Net Assets
Net assets consist of: Undistributed net investment income	11,017,012
Net unrealized appreciation (depreciation) on: Investments	26,082,189
Futures	(624,445)
Accumulated net realized gain (loss)	(147,896,859)
Paid-in capital	3,688,703,101
Net assets, at value	$ 3,577,280,998

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,247,213,566 / 214,281,824 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.15
Class S Net Asset Value, offering and redemption price per share ($330,067,432 / 21,804,904 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Interest	$ 125,640,711
Interest - Scudder Cash Management QP Trust	8,455,952
Mortgage dollar roll income	11,555,841
Securities lending income, including income from Daily Assets Fund Institutional	188,740
Total Income	145,841,244
Expenses: Management fee	14,946,818
Administrative fee	5,791,979
Services to shareholders	2,346,255
Custodian and accounting fees	546,157
Legal	31,110
Auditing	43,737
Reports to shareholders	132,811
Trustees' fees and expenses	113,968
Registration fees	31,110
Other	18,800
Total expenses, before expense reductions	24,002,745
Expense reductions	(2,415,038)
Total expenses, after expense reductions	21,587,707
Net investment income	124,253,537
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	24,653,328
Futures	(3,646,128)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	-
21,007,200
Net unrealized appreciation (depreciation) during the period on: Investments	(22,685,441)
Futures	8,208
(22,677,233)
Net gain (loss) on investment transactions	(1,670,033)
Net increase (decrease) in net assets resulting from operations	$ 122,583,504

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended September 30, 2004
Cash flows from operating activities
Investment income received	$ 138,209,736
Mortgage dollar roll income received	11,555,841
Payment of operating expenses	(20,759,960)
Proceeds from sale and maturities of investments	8,616,818,740
Purchases of investments	(8,225,418,755)
Net (purchases) sales of short-term investments	505,986,981
Net receipt (payment) for daily variation margin on futures contracts	(4,359,947)
Cash provided (used) by operating activities	$ 1,022,032,636
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ (480,465,826)
Distributions paid (net of reinvestment of distributions)	(51,815,898)
Proceeds from shares sold	158,896,470
Cost of shares redeemed	(669,685,469)
Cash provided (used) by financing activities	(1,043,070,723)
Increase (decrease) in cash	(21,038,087)
Cash at beginning of period	21,048,087
Cash at end of period	$ 10,000
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 122,583,504
Net (increase) decrease in cost of investments	835,476,968
Net (increase) decrease in unrealized appreciation/depreciation on investments	22,685,441
(Increase) decrease in receivable for investments sold	554,184,293
(Increase) decrease in interest receivable	4,154,007
(Increase) decrease in other assets	12,432
Increase (decrease) in payable for investments purchased	(517,177,937)
Increase (decrease) in payable for daily variation margin on open futures contracts	(713,819)
Increase (decrease) in accrued expenses and payables	827,747
Cash provided (used) by operating activities	$ 1,022,032,636

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 124,253,537	$ 134,535,188
Net realized gain (loss) on investment transactions	21,007,200	35,976,819
Net unrealized appreciation (depreciation) on investment transactions during the period	(22,677,233)	(45,347,536)
Net increase (decrease) in net assets resulting from operations	122,583,504	125,164,471
Distributions to shareholders from: Net investment income: Class AARP	(136,470,382)	(160,756,819)
Class S	(13,565,542)	(17,414,058)
Fund share transactions: Proceeds from shares sold	158,672,503	282,422,274
Reinvestment of distributions	98,220,026	115,793,568
Cost of shares redeemed	(668,751,357)	(770,184,736)
Net increase (decrease) in net assets from Fund share transactions	(411,858,828)	(371,968,894)
Increase (decrease) in net assets	(439,311,248)	(424,975,300)
Net assets at beginning of period	4,016,592,246	4,441,567,546
Net assets at end of period (including undistributed net income of $11,017,012 at September 30, 2004)	$ 3,577,280,998	$ 4,016,592,246

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 15.44	$ 15.32	$ 14.60	$ 14.61
Income (loss) from investment operations: Net investment income	.50[b]	.48[b]	.72[b]	.91[b]	.94
Net realized and unrealized gain (loss) on investment transactions	.00[f]	(.02)	.23	.72	(.01)
Total from investment operations	.50	.46	.95	1.63	.93
Less distributions from: Net investment income	(.61)	(.64)	(.83)	(.91)	(.94)
Net asset value, end of period	$ 15.15	$ 15.26	$ 15.44	$ 15.32	$ 14.60
Total Return (%)	3.38[c]	3.01	6.47	11.50	6.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,247	3,649	3,987	3,875	3,703
Ratio of expenses before expense reductions (%)	.64	.70	.70	.71	.74[d]
Ratio of expenses after expense reductions (%)	.57	.70	.70	.71	.73[d]
Ratio of net investment income (%)	3.32	3.13	4.76	6.06	6.52
Portfolio turnover rate (%)[e]	206	281	351	203	264
[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .73%, respectively.
[e] The portfolio turnover rates including mortgage dollar roll transactions were 302%, 499%, 384%, 231% and 337% for the periods ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.
[f] Amount is less than $.005 per share.

Class S
Years Ended September 30,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 15.44	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.49[c]	.48[c]	.72[c]	.91[c]	.19
Net realized and unrealized gain (loss) on investment transactions	.00[g]	(.02)	.23	.72	.16
Total from investment operations	.49	.46	.95	1.63	.35
Less distributions from: Net investment income	(.61)	(.64)	(.83)	(.92)	(.19)
Net asset value, end of period	$ 15.14	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Total Return (%)	3.31[d]	3.01	6.47	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	330	368	455	399	306
Ratio of expenses before expense reductions (%)	.68	.70	.70	.72	.68e*
Ratio of expenses after expense reductions	.64	.70	.70	.72	.68e*
Ratio of net investment income (%)	3.25	3.13	4.76	6.05	6.64*
Portfolio turnover rate (%)[f]	206	281	351	203	264
[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio before and after expense reductions without this one-time reduction was .71% and .71%, respectively.
[f] The portfolio turnover rates including mortgage dollar roll transactions were 302%, 499%, 384%, 231% and 337% for the periods ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.
[g] Amount is less than $.005 per share.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $144,173,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000), September 30, 2008 ($99,967,000) and September 30, 2012 ($34,926,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $1,494,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 10,455,162
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (144,173,000)
Unrealized appreciation (depreciation) on investments	$ 28,928,873

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended September 30,
	2004	2003
Distributions from ordinary income*	$ 150,035,924	$ 178,170,877

* For tax purposes short-term capital gains distributions are considered ordinary income distributuions.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $6,403,905,737 and $6,709,716,024, respectively. Purchases and sales of US Treasury obligations aggregated $1,304,094,164 and $1,308,033,213, respectively. Purchases and sales of mortgage dollar rolls aggregated $3,575,144,766 and $3,584,749,912, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund an additional $136,896 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004. Effective April 1, 2004, the Fund directly bears the cost of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

In addition for the period October 1, 2003 to December 31, 2003, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.62% and 0.78% of the average daily net assets for Class AARP and Class S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organization and offering costs). Furthermore, for the period January 1, 2004 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.55% and 0.57% of average daily net assets for Class AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organization and offering costs).

Furthermore, for the period April 1, 2004 through September 30, 2004, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.75% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organization and offering costs).

For the year ended September 30, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class AARP	$ 5,268,757	2,118,003
Class S	523,222	124,936
	$ 5,791,979	$ 2,242,939

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent of the Fund. Pursuant to a sub-transfer agency agreement among SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the period April 1, 2004 through September 30, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2004
Class AARP	$ 1,671,440	898,999
Class S	254,281	129,084
	$ 1,925,721	$ 1,028,083

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained a third-party service provider to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through September 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $412,936, all of which is unpaid at September 30, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004, the Fund's custodian fees were reduced by $35,203 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	7,223,244	$ 109,384,186	14,076,357	$ 216,820,064
Class S	3,282,675	49,288,317	4,256,674	65,602,210
		$ 158,672,503		$ 282,422,274
Shares issued to shareholders in reinvestment of distributions
Class AARP	5,758,258	$ 87,018,357	6,612,671	$ 101,357,988
Class S	741,649	11,201,669	941,670	14,435,580
		$ 98,220,026		$ 115,793,568
Shares redeemed
Class AARP	(37,819,415)	$ (572,902,119)	(39,702,859)	$ (608,356,274)
Class S	(6,339,177)	(95,849,238)	(10,547,182)	(161,828,462)
		$ (668,751,357)		$ (770,184,736)
Net increase (decrease)
Class AARP	(24,837,913)	$ (376,499,576)	(19,013,831)	$ (290,178,222)
Class S	(2,314,853)	(35,359,252	(5,348,838)	(81,790,672)
		$ (411,858,828)		$ (371,968,894)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Payments Made by Affiliates

During the year ended September 30, 2004, the Advisor fully reimbursed the Fund $38,292 for losses incurred in violation of investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Income Trust and the Shareholders of Scudder GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at September 30, 2004, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 29, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  September  30,  2004,  Scudder  Income  Trust has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                SCUDDER GNMA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004            $79,500        $185            $7,600             $0
--------------------------------------------------------------------------------
2003            $72,900       $1,205           $7,100             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004              $613,907             $0                    $0
--------------------------------------------------------------------------------
2003              $502,457           $50,000                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004               $7,600            $0              $1,356,816    $1,364,416
--------------------------------------------------------------------------------
2003               $7,100         $50,000            $5,674,073    $5,731,173
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder GNMA Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder GNMA Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------